UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022

Commission File Number 001-34584

HARBOR DIVERSIFIED, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)

W6390 Challenger Drive, Suite 203 Appleton, WI	54914-9120
(Address of principal executive offices)	(Zip Code)

(920) 749-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 19, 2022, Air Wisconsin Airlines LLC (“Air Wisconsin”), which is an indirect wholly owned subsidiary of Harbor Diversified, Inc. (the “Company”), entered into a new five year capacity purchase agreement with American Airlines, Inc. (“American”), pursuant to which Air Wisconsin has agreed to provide up to 60 CRJ-200 regional jet aircraft for regional airline services for American (the “Agreement”). The capacity purchase agreement currently in effect between Air Wisconsin and United Airlines, Inc. is expected to terminate in accordance with its terms.

Regional Airline Services

Initially, Air Wisconsin will provide regional airline services for American primarily based at Chicago O’Hare, one of American’s key domestic hubs, with possible future expansion to other hubs. Air Wisconsin’s flights will be operated as American Eagle.

American will pay Air Wisconsin fixed daily revenue for each aircraft covered under the Agreement (subject to Air Wisconsin’s ability to meet certain block hour utilization thresholds), a fixed payment for each departure, and a fixed payment for each block hour flown, in each case subject to annual increases during the term of the Agreement based on a fixed payment schedule. Air Wisconsin will also be eligible to receive incentive compensation, and will be required to pay rebates, upon the achievement of, or failure to achieve, certain pre-established performance criteria.

Air Wisconsin is responsible for certain customary costs relating to the flight operation and maintenance of the covered aircraft along with other customary controllable expenses, including expenses associated with flight crews, line maintenance and overhead. American will reimburse Air Wisconsin for certain customary costs and expenses incurred in connection with Air Wisconsin’s flight operations, including fuel, ground handling, landing and air traffic control, changes to livery and branding, aircraft and passenger liability insurance, property taxes and systems support.

American has the right to schedule all aircraft covered by the Agreement, including determining route selection and frequency, and the timing of scheduled arrivals and departures, in each case subject to certain scheduling parameters. American also has the right to determine and publish fares and to establish seat inventories, overbooking levels, and allocation of seats among fare categories. Furthermore, American will provide all ground handling services, including gate and ticket counter activities, baggage handling, cargo handling, aircraft loading/unloading services, passenger ticketing, and aircraft cabin cleaning.

American has the right to all revenues resulting from the sale of passenger tickets associated with the covered aircraft and all other sources of revenue associated with the operation of the covered aircraft, including revenues relating to baggage charges, food and beverage sales and ticket change fees.

The Agreement provides that the parties may discuss the possibility of adding CRJ-700 regional jets to Air Wisconsin’s fleet for the purpose of providing regional airline services under the Agreement, but neither party is under any obligation with respect to these additional aircraft.

Covered Aircraft

Up to 40 CRJ-200 regional aircraft will initially be covered by the Agreement, subject to an implementation schedule whereby a specified number of aircraft will become available each month commencing in March of 2023 and continuing through October 2023. Subject to the satisfaction of certain conditions, Air Wisconsin can accelerate the implementation schedule.

Air Wisconsin may also add up to 20 CRJ-200s as covered aircraft under the Agreement subject to satisfying certain minimum block hour utilization thresholds (resulting in an aggregate of up to 60 covered aircraft under the Agreement). Except as otherwise permitted in the Agreement, the aircraft covered by the Agreement may only be used by Air Wisconsin to provide regional airline services for American and may not be used by Air Wisconsin for any other purpose, including flight operations for any other airline. In addition, Air Wisconsin is subject to certain limitations on its ability to use aircraft not covered by the Agreement in certain passenger operations.

Term and Termination

Unless earlier terminated, the Agreement is effective for each aircraft covered by the Agreement for a period of five years from the implementation date for such aircraft.

The Agreement is subject to early termination and covered aircraft are subject to withdrawal under various circumstances, which include, among others, the occurrence of the following events:

•

Subject to certain terms and conditions, either party has the right to terminate the Agreement (i) upon the insolvency of the other party, (ii) upon a material breach by the other party, (iii) upon a monetary breach by the other party, (iv) if, after a specified period, there are fewer than a specified number of aircraft covered by the Agreement, or (v) at any time following the second anniversary of the earlier of the implementation date of the 40th aircraft covered under the Agreement and December 31, 2023.

•

American has the right to terminate the Agreement or withdraw certain aircraft from the Agreement if (i) Air Wisconsin’s FAA or DOT certification is suspended, revoked or materially impaired, (ii) a change of control has occurred, (iii) Air Wisconsin fails to maintain certain insurance coverage, (iv) a force majeure event occurs and is continuing, (v) a labor dispute occurs and is continuing, (vi) there is a material safety issue with Air Wisconsin’s flight operations, or (vii) Air Wisconsin operates the aircraft covered by the Agreement for another air carrier.

In addition, American has the right to withdraw certain aircraft if Air Wisconsin’s controllable completion rate or controllable on time departure rate are below a specified threshold for a specified period of time.

Incorporation by Reference

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: August 22, 2022	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary